RAIT Financial Trust Announces Third Quarter 2010 Financial Results

PHILADELPHIA, PA — October 22, 2010 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced results for the third quarter ended September 30, 2010. RAIT reported net income allocable to common shares for the three-month period ended September 30, 2010 of $15.1 million, or $0.16 total earnings per share — diluted based on 92.7 million weighted-average shares outstanding – diluted, as compared to net loss allocable to common shares for the three-month period ended September 30, 2009 of $24.7 million, or $0.38 total loss per share – diluted based on 65.0 million weighted-average shares outstanding – diluted. RAIT reported net income allocable to common shares for the nine-month period ended September 30, 2010 of $68.7 million, or $0.82 total earnings per share – diluted based on 83.4 million weighted-average shares outstanding – diluted, as compared to net loss allocable to common shares for the nine-month period ended September 30, 2009 of $456.8 million, or $7.03 total loss per diluted share based on 65.0 million weighted-average shares outstanding – diluted.

RAIT also reported the following:

-
REIT Taxable Income. RAIT announced estimated REIT taxable income, a non-GAAP financial measure, of $2.6 million and $6.3 million for the three and nine months ended September 30, 2010, respectively. A reconciliation of RAIT’s reported net income (loss) to its estimated REIT taxable income, including management’s rationale for the usefulness of this non-GAAP financial measure, is included as Schedule I to this release.

-
Gains on Extinguishment of Debt. RAIT generated $14.3 million in gains on extinguishment of debt for the three-month period ended September 30,
2010 through exchanges and repurchases pertaining to the extinguishment of $28.3 million of RAIT’s outstanding 6.875% Convertible Senior Notes and the repurchase of $10.0 million of its CDO notes payable.

-
Debt Reduction. RAIT’s debt to equity ratio improved to 2.6 times at
September 30, 2010 as compared to 3.0 times at December 31, 2009. RAIT’s recourse debt decreased from $398.5 million at December 31, 2009 to
$298.1 million at September 30, 2010.

-
CRE CDO Coverage Tests. RAIT de-levered its two commercial real estate
(“CRE”) securitizations through the cancellation of non-recourse debt it owned of approximately $37.5 million, in the aggregate, of RAIT CRE CDO
I, Ltd. (“RAIT I”) and RAIT Preferred Funding II, LTD. (“RAIT II”). As
of September 30, 2010, RAIT I ‘s overcollateralization test was passing at 123.3%, an increase of 6.1% from June 30, 2010 , with a trigger of
116.2% and RAIT II’s overcollateralization test was passing at 114.9%, an increase of 0.1% from June 30, 2010, with a trigger of 111.7%.

-
Standard & Poor’s Rated Special Servicer (“S&P”). Recently, S&P added
RAIT to its November 2010 Select Servicer List as a commercial mortgage special servicer. S&P also updated their prior designation and assigned an AVERAGE ranking on RAIT as a commercial mortgage servicer with a stable outlook. RAIT was previously added to the Select Servicer List as a commercial mortgage servicer in 2009.

-
Community Development Entity Certification. During the quarter, RAIT’s subsidiary, RAIT Community Development Fund (“RCDF”), qualified as a
Community Development Entity. This qualification enables RCDF to be eligible to participate in the US Treasury’s New Market Tax Credit
Program.

-
Non-Accrual CRE Loans. The unpaid principal balance of RAIT’s non-accrual commercial mortgages, mezzanine loans and preferred equity interests decreased to $143.2 million at September 30, 2010 as compared to $246.0 million at September 30, 2009. Provision for losses on RAIT’s commercial mortgages, mezzanine loans and preferred equity interests decreased to $10.8 million for the quarter ended September 30, 2010 as compared to $18.5 million for the quarter ended September 30, 2009.
During the quarter RAIT charged off $8.5 million against the loan loss reserve.

-
Investments in Real Estate. As of September 30, 2010, RAIT had
investments in real estate of $823.9 million as compared to $738.2 million at December 31, 2009. During the three-months ended September
30, 2010, RAIT converted two loans, secured by multi-family properties, with a carrying value of $45.3 million, to owned real estate properties valued at $38.6 million. Additionally, as of September 30, 2010, RAIT has categorized certain assets with a carrying value of $61.2 million as assets held for sale. The revenue and expense associated with these three assets have been reclassified to income from discontinued
operations.

-
Preferred Dividends. On July 27, 2010, RAIT’s Board of Trustees declared third quarter 2010 cash dividends of $0.484375 per share on RAIT’s 7.75%
Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on
RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and
$0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable
Preferred Shares that were paid on September 30, 2010 to holders of record on September 1, 2010.

Liquidity

As of September 30, 2010, RAIT had $25.7 million of cash and cash equivalents and $20.7 million of unused capacity in RAIT’s two CRE securitizations to invest in commercial real estate assets. At September 30, 2010, RAIT had carrying amounts of $298.1 million of recourse indebtedness (comprised of $143.5 million of outstanding 6.875% Convertible Senior Notes and $154.6 million of other recourse indebtedness) and $1.6 billion of non-recourse indebtedness as compared to $398.5 million of recourse indebtedness (comprised of $245.9 million of outstanding 6.875% Convertible Senior Notes and $152.6 million of other recourse indebtedness) and $1.7 billion of non-recourse indebtedness at December 31, 2009.

Key Statistics
(Unaudited and dollars in thousands, except per share information)

As of or For the Three-Month Periods Ended

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Financial Statistics:
Assets under management	$3,901,342	$4,014,556	$9,911,824	$10,126,853	$10,374,491
Debt to equity ratio	2.6x	2.7x	2.8x	3.0x	3.3x
Total revenue	$36,484	$37,137	$42,689	$38,475	$41,425
Recourse debt maturing in one year	$7,919	$9,919	$10,905	$24,390	$49,494
Earnings (loss) per share — diluted	$0.16	$0.27	$0.41	$0.24	$(0.38)
Commercial Real Estate (“CRE”) Loan Portfolio:
CRE loans— unpaid principal	$1,216,875	$1,288,466	$1,305,816	$1,360,811	$1,467,806
Non-accrual loans — unpaid principal	$143,212	$131,377	$132,978	$171,372	$246,029
Non-accrual loans as a % of reported loans	11.8%	10.2%	10.2%	12.6%	16.8%
Reserve for losses	$73,029	$70,699	$68,850	$78,636	$77,647
Reserves as a % of non-accrual loans	51.0%	53.8%	51.8%	45.9%	31.6%
Provision for losses	$10,813	$7,644	$17,350	$22,500	$18,467
CRE Property Portfolio:
Reported investments in real estate	$823,881	$803,548	$795,952	$738,235	$645,484
Number of properties owned	47	47	46	39	34
Multifamily units owned	8,231	7,893	7,893	6,967	6,367
Office square feet owned	1,634,997	1,732,626	1,550,401	1,350,177	1,061,244
Retail square feet owned	1,069,588	1,069,588	1,069,652	1,069,643	1,069,643
Average occupancy data:
Multifamily	84.6%	83.5%	78.0%	77.7%	78.6%
Office	52.5%	55.5%	54.2%	48.2%	53.6%
Retail	57.7%	58.7%	60.1%	58.0%	57.6%

Total	74.8%	74.4%	70.8%	69.8%	73.1%

Conference Call

All interested parties can listen to the live conference call webcast at 11:00 AM EDT on Friday, October 22, 2010 from the home page of the RAIT Financial Trust website at www.raitft.com or by dialing 800.573.4754, access code 11387606. For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Friday, October 29, 2010, by dialing 888.286.8010, access code 40540330.

About RAIT Financial Trust

RAIT Financial Trust manages a portfolio of real estate related assets, provides a comprehensive set of debt financing options to the real estate industry and invests in real estate-related assets. RAIT’s management uses its experience, knowledge and relationship network to seek to generate and manage real estate related investment opportunities for RAIT and for outside investors. For more information, please visit www.raitft.com or call Investor Relations at 215.243.9000.

RAIT Financial Trust Contact
Andres Viroslav
215-243-9000
aviroslav@raitft.com

RAIT Financial Trust
Consolidated Statements of Operations
(Dollars in thousands, except share and per share information)
(unaudited)

	For the Three-Month		For the Nine-Month
	Periods Ended		Periods Ended
	September 30		September 30
	2010	2009	2010	2009
Revenue:
Investment interest income	$37,252	$56,370	$117,755	$337,851
Investment interest expense	(22,415)	(35,326)	(69,203)	(230,206)

Net interest margin	14,837	21,044	48,552	107,645
Rental income	18,443	11,640	52,203	31,150
Fee and other income	3,204	8,741	15,555	20,240

Total revenue	36,484	41,425	116,310	159,035
Expenses:
Real estate operating expense	15,574	10,128	42,839	28,312
Compensation expense	6,766	7,809	21,704	19,469
General and administrative expense	4,331	5,365	14,588	14,894
Provision for losses	10,813	18,467	35,807	204,067
Asset impairments	—	—	—	46,015
Depreciation Expense	7,230	5,051	19,903	13,612
Amortization of intangible assets	150	371	673	1,038

Total expenses	44,864	47,191	135,514	327,407
Loss before other income (expense), taxes and discontinued operations	(8,380)	(5,766)	(19,204)	(168,372)
Interest and other income (expense)	29	1,109	347	3,158
Gains (losses) on sale of assets	—	(61,846)	11,616	(375,604)
Gains on extinguishment of debt	14,278	47,858	51,290	95,414
Change in fair value of financial instruments	14,237	(3,808)	35,120	(12,256)
Unrealized gains (losses) on interest rate hedges	12	15	50	(471)
Equity in income (loss) of equity method investments	—	(3)	4	(11)

Income (loss) before taxes and discontinued operations	20,176	(22,441)	79,223	(458,142)
Income tax benefit (provision)	627	216	484	(441)

Income (loss) from continuing operations	20,803	(22,225)	79,707	(458,583)
Income (loss) from discontinued operations	(2,539)	454	(1,583)	(827)

Net income (loss)	18,264	(21,771)	78,124	(459,410)
(Income) loss allocated to preferred shares	(3,406)	(3,406)	(10,227)	(10,227)
(Income) loss allocated to noncontrolling interests	194	485	756	12,846

Net income (loss) allocable to common shares	$15,052	$(24,692)	$68,653	$(456,791)

Earnings (loss) per share—Basic:
Continuing operations	$0.20	$(0.39)	$0.86	$(7.02)
Discontinued operations	(0.03)	0.01	(0.02)	(0.01)

Total earnings (loss) per share—Basic	$0.17	$(0.38)	$0.84	$(7.03)

Weighted-average shares outstanding—Basic	90,990,778	65,025,946	82,153,353	64,990,708
Earnings (loss) per share—Diluted:
Continuing operations	$0.19	$(0.39)	$0.84	$(7.02)
Discontinued operations	(0.03)	0.01	(0.02)	(0.01)

Total earnings (loss) per share—Diluted	$0.16	$(0.38)	$0.82	$(7.03)

Weighted-average shares outstanding—Diluted	92,661,435	65,025,946	83,401,943	64,990,708
Distributions declared per common share	$—	$—	$—	$—

RAIT Financial Trust
Consolidated Balance Sheets
(Dollars in thousands, except share and per share information)
(unaudited)

	As of
	September 30,	As of
	2010	December 31, 2009
Assets
Investments in mortgages and loans, at amortized cost:
Commercial mortgages, mezzanine loans, other loans and preferred equity interests	$1,283,187	$1,467,566
Allowance for losses	(80,988)	(86,609)

Total investments in mortgages and loans	1,202,199	1,380,957
Investments in real estate	823,881	738,235
Investments in securities and security-related receivables, at fair value	705,209	694,897
Cash and cash equivalents	25,680	25,034
Restricted cash	196,405	156,167
Accrued interest receivable	35,755	37,625
Other assets	33,924	28,105
Deferred financing costs, net of accumulated amortization of $9,233 and $7,290, respectively	20,550	23,778
Intangible assets, net of accumulated amortization of $1,628 and $82,929, respectively	3,338	10,178
Total assets	$3,046,941	$3,094,976

Liabilities and Equity
Indebtedness:
Recourse indebtedness	$298,087	$398,483
Non-recourse indebtedness	1,581,098	1,678,640

Total indebtedness	1,879,185	2,077,123
Accrued interest payable	21,555	17,432
Accounts payable and accrued expenses	21,278	21,889
Derivative liabilities	254,287	186,986
Deferred taxes, borrowers’ escrows and other liabilities	19,690	21,625
Total liabilities	2,195,995	2,325,055
Equity:
Shareholders’ equity:
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized; 7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,760,000 shares issued and outstanding	28	28
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,258,300 shares issued and outstanding	23	23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 1,600,000 shares issued and outstanding	16	16
Common shares, $0.01 par value per share, 200,000,000 shares authorized, 97,071,758 and 74,420,598 issued and outstanding, including 14,159 unvested restricted share awards at December 31, 2009	971	744
Additional paid in capital	1,676,061	1,630,428
Accumulated other comprehensive income (loss)	(151,858)	(118,973)
Retained earnings (deficit)	(676,609)	(745,262)

Total shareholders’ equity	848,632	767,004
Noncontrolling interests	2,314	2,917
Total equity	850,946	769,921
Total liabilities and equity	$3,046,941	$3,094,976

Schedule I
RAIT Financial Trust
Reconciliation of Net Income (Loss) and Total Taxable Income (Loss) and
Estimated REIT Taxable Income (Loss) (1)
(Dollars in thousands, except share and per share amounts)
(unaudited)

	For the Three- Month Periods		For the Nine- Month Periods
	Ended September 30		Ended September 30
	2010	2009	2010	2009

Net income (loss), as reported	$18,264	$(21,771)	$78,124	$(459,410)
Add (deduct):
Provision for losses	10,813	18,467	35,807	204,067
Charge-offs on allowance for losses	(8,497)	(2,757)	(41,428)	(122,013)
Domestic TRS book-to-total taxable income differences:
Income tax provision (benefit)	(627)	(216)	(484)	441
Fees received and deferred in consolidation	(198)	—	(198)	—
Stock compensation, forfeitures and other temporary tax differences	—	1,107	98	173
Capital loss carry-forward offsetting capital gains	—	—	(7,938)	—
Asset Impairments	—	—	—	46,015
Capital losses not offsetting capital gains and other temporary tax differences	615	61,841	615	375,649
Change in fair value of financial instruments, net of noncontrolling interests (2)	(14,237)	3,808	(35,120)	(10,002)
Amortization of intangible assets	150	371	673	1,038
CDO investments aggregate book-to-taxable income differences (3)	(11,733)	(12,202)	(38,037)	(49,757)
Accretion of (premiums) discounts	—	—	—	(211)
Other book to tax differences	2,386	85	5,019	142

Total taxable income (loss)	(3,064)	48,733	(2,869)	(13,868)
Less: Taxable income attributable to domestic TRS entities	3,576	(473)	5,422	(7,114)
Plus: Dividends paid by domestic TRS entities	5,500	13	14,000	5,038
Less: Deductible preferred share dividends	(3,406)	(3,406)	(10,227)	(10,227)

Estimated REIT taxable income (loss)(4)	$2,606	$44,867	$6,326	$(26,171)

(1)	Total taxable income (loss) and REIT taxable income (loss) are non-GAAP financial measurements, and do not purport to be an alternative to reported net income determined in accordance with GAAP as a measure of operating performance or to cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. RAIT’s total taxable income (loss) represents the aggregate amount of taxable income (loss) generated by RAIT and by RAIT’s domestic and foreign Taxable REIT Subsidiaries (“TRSs”). REIT taxable income (loss) is calculated under U.S. federal tax laws in a manner that, in certain respects, differs from the calculation of net income pursuant to GAAP. REIT taxable income (loss) excludes the undistributed taxable income of RAIT’s domestic TRSs, which is not included in REIT taxable income (loss) until distributed to RAIT. Subject to TRS value limitations, there is no requirement that RAIT’s domestic TRSs distribute their earnings to RAIT. REIT taxable income (loss), however, generally includes the taxable income of RAIT’s foreign TRSs because RAIT will generally be required to recognize and report RAIT’s taxable income on a current basis. Since RAIT is structured as a REIT and the Internal Revenue Code requires that RAIT distribute substantially all of RAIT’s net taxable income in the form of distributions to RAIT’s shareholders, RAIT believes that presenting the information management uses to calculate RAIT’s REIT taxable income (loss) is useful to investors in understanding the amount of the minimum distributions that RAIT must make to its shareholders so as to comply with the rules set forth in the Internal Revenue Code. Because not all companies use identical calculations, this presentation of total taxable income (loss) and REIT taxable income (loss) may not be comparable to other similarly titled measures as determined and reported by other companies.

(2)	Change in fair value of financial instruments is reported net of allocation to noncontrolling interests of $(22,258) for the nine-month period ended September 30, 2009.

(3)	Amounts reflect the aggregate book-to-taxable income differences and are primarily comprised of (a) unrealized gains on interest rate hedges within CDO entities that Taberna consolidated, (b) amortization of original issue discounts and debt issuance costs and (c) differences in tax year-ends between Taberna and its CDO investments.

(4)	As of December 31, 2009, RAIT has an estimated tax net operating loss carry-forward of approximately $35.5 million that may be used to offset its REIT taxable income in the future.